ISHARES(Reg. TM) TRUST

Statement of Additional Information

Dated December 1, 2008 (revised)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:

iShares FTSE China (HK Listed) Index Fund iShares FTSE Developed Small Cap ex-North America Index Fund iShares FTSE/Xinhua China 25 Index Fund iShares MSCI ACWI ex US Index Fund iShares MSCI ACWI Index Fund iShares MSCI EAFE Growth Index Fund iShares MSCI EAFE Index Fund iShares MSCI EAFE Small Cap Index Fund iShares MSCI EAFE Value Index Fund iShares NYSE 100 Index Fund iShares NYSE Composite Index Fund iShares S&P North American Natural Resources Sector Index Fund
     (formerly, iShares S&P GSSITM Natural Resource Index Fund) iShares S&P North American Technology Sector Index Fund
     (formerly, iShares S&P GSTITM Technology Index Fund) iShares S&P North American Technology-Multimedia Networking Index Fund
     (formerly, iShares S&P GSTITM Networking Index Fund) iShares S&P North American Technology-Semiconductors Index Fund
     (formerly, iShares S&P GSTITM Semiconductor Index Fund) iShares S&P North American Technology-Software Index Fund
     (formerly, iShares S&P GSTITM Software Index Fund)

The Prospectuses for the iShares funds included in this SAI are dated December 1, 2008. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting WWW.ISHARES.COM.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS


                                           PAGE
                                          -----
General Description of the Trust and         1
  its Funds
Exchange Listing and Trading                 2
Investment Strategies and Risks              2
   Diversification Status                    3
   Lending Portfolio Securities              3
   Repurchase Agreements                     4
   Reverse Repurchase Agreements             4
   Currency Transactions                     4
   Securities of Investment Companies        5
   Foreign Securities                        5
   Illiquid Securities                       5
   Short-Term Instruments and                5
  Temporary Investments
   Futures and Options                       6
   Options on Futures Contracts              6
   Swap Agreements                           7
   Tracking Stocks                           7
   Future Developments                       7
General Considerations and Risks             7
   Risks of Derivatives                      7
   Risks of Equity Securities                7
   Risks of Futures and Options              8
  Transactions
   Risks of Swap Agreements                  8
   Risks of Investing in Non-U.S.            8
  Equity Securities
   Dividend Risk                             9
Proxy Voting Policy                          9
Portfolio Holdings Information              10
Construction and Maintenance of the         11
  Underlying Indexes
FTSE Global Equity Index Series             11
FTSE China (HK Listed) Index                11
FTSE Developed Small Cap ex-North           12
  America
FTSE/Xinhua China 25 Index                  13
MSCI Indexes                                15
MSCI All Country World Index ex USA         17
MSCI All Country World Index                17
   MSCI EAFE(Reg. TM) Index                 17
   MSCI EAFE(Reg. TM) Growth Index          17
   MSCI EAFE Small Cap Index                18

                                           PAGE
                                          -----
   MSCI EAFE(Reg. TM) Value Index           18
NYSE Indexes                                18
   NYSE Composite Index                     19
   NYSE U.S. 100 Index                      19
S&P Indexes                                 20
   S&P North American Natural               22
  Resources Sector IndexTM
   S&P North American Technology            22
  Sector IndexTM
   S&P North American                       22
Technology-Multimedia Networking
  IndexTM
   S&P North American                       22
  Technology-Semiconductor IndexTM
   S&P North American                       22
  Technology-Software IndexTM
Investment Limitations                      22
Continuous Offering                         25
Management                                  26
   Trustees and Officers                    26
   Committees of the Board of               29
  Trustees
   Remuneration of Trustees                 31
   Control Persons and Principal            32
  Holders of Securities
Investment Advisory, Administrative         39
  and Distribution Services
   Investment Adviser                       39
   Portfolio Managers                       42
   Codes of Ethics                          45
   Administrator, Custodian and             45
  Transfer Agent
   Distributor                              46
Brokerage Transactions                      47
Additional Information Concerning           50
  the Trust
   Shares                                   50
   Termination of the Trust or a Fund       51
   DTC as Securities Depository for         51
  Shares of the Funds
Creation and Redemption of Creation         52
  Units
   General                                  52
   Fund Deposit                             52
   Procedures for Creation of               53
  Creation Units
   Placement of Creation Orders for         53
Domestic Funds Using the Clearing
  Process
   Placement of Creation Orders for         54
Domestic Funds Outside the Clearin  g
  Process
   Placement of Creation Orders for         54
  Foreign Funds
   Issuance of a Creation Unit              55

                                           PAGE
                                          -----
   Acceptance of Orders for Creation        55
  Units
   Creation Transaction Fee                 56
   Redemption of Shares in Creation         56
  Units
   Redemption Transaction Fee               57
   Placement of Redemption Orders           57
for Domestic Funds Using the
  Clearing Process
   Placement of Redemption Orders           58
for Domestic Funds Outside the
  Clearing Process
   Placement of Redemption Orders           58
  for Foreign Funds
   Regular Holidays                         59
   Redemptions                              67
Taxes                                       67
   Regulated Investment Company             67
  Qualifications
   Taxation of RICs                         68
   Excise Tax                               68
   Net Capital Loss Carryforwards           68
   Taxation of U.S. Shareholders            69
   Sales of Shares                          70
   Back-Up Withholding                      71
   Sections 351 and 362                     71
   Taxation of Certain Derivatives          71
   Qualified Dividend Income                72
   Corporate Dividends Received             72
  Deduction
   Excess Inclusion Income                  72
   Foreign Investments                      73
   Passive Foreign Investment               73
  Companies
   Reporting                                73
   Other Taxes                              74
   Taxation of Non-U.S. Shareholders        74
Financial Statements                        75
Miscellaneous Information                   75
   Counsel                                  75
   Independent Registered Public            75
  Accounting Firm
   Shareholder Communications to the        75
  Board

General Description of the Trust and its Funds

The Trust currently consists of more than 140 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

      o  iShares FTSE China (HK Listed) Index Fund

      o  iShares FTSE Developed Small Cap ex-North America Index Fund

      o  iShares FTSE/Xinhua China 25 Index Fund



      o  iShares MSCI ACWI ex US Index Fund

      o  iShares MSCI ACWI Index Fund

      o  iShares MSCI EAFE Growth Index Fund

      o  iShares MSCI EAFE Index Fund

      o  iShares MSCI EAFE Small Cap Index Fund

      o  iShares MSCI EAFE Value Index Fund



      o  iShares NYSE 100 Index Fund


      o  iShares NYSE Composite Index Fund


      o  iShares S&P North American Natural Resources Sector Index Fund

      o  iShares S&P North American Technology-Multimedia Networking Index Fund

      o  iShares S&P North American Technology-Semiconductors Index Fund

      o  iShares S&P North American Technology-Software Index Fund

      o  iShares S&P North American Technology Sector Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and this SAI are listed and trade on national securities exchanges such as The NASDAQ Stock Market LLC ("Nasdaq") or NYSE Arca, Inc. ("NYSE Arca") (each, a "Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110 % for domestic funds and 115% for foreign funds, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:



DIVERSIFIED FUNDS                      NON-DIVERSIFIED FUNDS
----------------------------------     ----------------------------------------------------------------
iShares NYSE 100 Index Fund            iShares FTSE China (HK Listed) Index Fund
iShares NYSE Composite Index Fund      iShares FTSE Developed Small Cap ex-North America Index Fund
                                       iShares FTSE/Xinhua China 25 Index Fund
                                       iShares MSCI ACWI ex US Index Fund
                                       iShares MSCI ACWI Index Fund
                                       iShares MSCI EAFE Growth Index Fund
                                       iShares MSCI EAFE Index Fund
                                       iShares MSCI EAFE Small Cap Index Fund
                                       iShares MSCI EAFE Value Index Fund
                                       iShares S&P North American Natural Resources Sector Index Fund
                                       iShares S&P North American Technology Sector Index Fund
                                       iShares S&P North American Technology-Multimedia Networking
                                       Index Fund
                                       iShares S&P North American Technology-Semiconductors Index Fund
                                       iShares S&P North American Technology-Software Index Fund



With respect to 75% of its total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.


LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.


With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those advised by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.


A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.


SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

FOREIGN SECURITIES. Each Fund may purchase publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, certain of the Funds' investments in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other forms of Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's(Reg. TM) Investors Service, Inc. or "A-1" by Standard & Poor's(Reg. TM) Rating Service, a division of The McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.


Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.


The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.


FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.


General Considerations and Risks
A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.


An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.


RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.


The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.


Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.


Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).


RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. Certain of the Funds invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

DIVIDEND RISK. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.


Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:



      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;


      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.


Information with respect to how BGFA voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.


Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.


The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.

FTSE GLOBAL EQUITY INDEX SERIES

FTSE CHINA (HK LISTED) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 90
======================================

INDEX DESCRIPTION. The FTSE China (HK Listed) Index is designed to track the performance of the large- and mid-capitalization companies in the Chinese equity market that are available to international investors. The Underlying Index consists of many of the largest and most liquid Chinese companies. Securities in the Underlying Index are weighted based on the total market value of their shares so that securities with higher total market values generally have a higher representation in the Underlying Index. All securities in the Underlying Index currently trade on the Hong Kong Stock Exchange ("HKEX"). As of September 30, 2008, the Underlying Index consisted of 90 companies.

The Underlying Index consists of two types of shares: "Red Chip" shares and "H" shares.

"Red Chip" shares are incorporated in Hong Kong and trade on the HKEX. They are quoted in Hong Kong Dollars. Red Chip companies are substantially owned directly or indirectly by the Chinese Government and have the majority of their business interest in mainland China. Like other securities trading on the HKEX, there are no restrictions on who can trade Red Chip shares.

"H" shares are incorporated in China and nominated by the Central Government for listing and trading on the HKEX. They are quoted and trade in Hong Kong and U.S. dollars. Like other securities trading on the HKEX, there are no restrictions on who can trade "H" shares.

COMPONENT SELECTION CRITERIA. The Underlying Index is primarily rule-based but is also monitored by a governing committee. The Secretary to the Underlying Index is responsible for conducting a quarterly review of constituents for the Underlying Index and for recommending to the governing committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities are ranked by their full market capitalizations.

ELIGIBILITY. Each security included in the Underlying Index is a current constituent of the FTSE All-World Index, an index of the FTSE Global Equity Index Series. All classes of equity securities in issue are eligible for inclusion in the Underlying Index subject to conforming with free-float and liquidity restrictions.

FLOAT-ADJUSTED MARKET CAPITALIZATION. When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners or other control groups are excluded from the company's outstanding shares. Shares owned by other companies are also excluded regardless of whether they are index constituents. In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is more restrictive.

LIQUIDITY. Each security is tested for liquidity by calculation of its median daily trading per month. The median trade is calculated by ranking each daily trade total and selecting the middle ranking day. Daily totals with zero trades are included in the ranking, therefore a security that fails to trade for more than half of the days in a month will have a zero median trade.

Securities that do not turn over at least 0.05% of their shares in issue (after the application of any investability weightings) based on their median daily trade per month in ten of the twelve months prior to a full market review will not be eligible for inclusion in the Underlying Index. An existing constituent failing to trade at least 0.04% of its shares in issue (after the application of any investability weightings) based on its median daily trade per month for more than four of the twelve months prior to a full market review will be removed.

INDEX MAINTENANCE AND ISSUE CHANGES. Regional FTSE committees are responsible for undertaking review of the Underlying Index and for approving changes.

Corporate actions including new issues, deletions, mergers, splits, suspensions and constituent weight changes in the Underlying Index are applied in the same consistent manner as in the FTSE Global Equity Index Series.

REVIEW DATES. The Underlying Index is reviewed in March using data as at the close of business on the last working day in December.All relevant changes arising from review of the FTSE Global Equity Index Series are also applied to the Underlying Index.

REVISIONS TO THE FLOAT ADJUSTMENTS. The Underlying Index is periodically reviewed for changes in free float. These reviews coincide with quarterly reviews undertaken by the FTSE Regional Committees. Implementation of changes happens at the close of business on the third Friday in March, June, September or December. A constituent's free float will also be reviewed and adjusted if necessary:

      o by identifying information which necessitates a change in free float weighting or

      o  following a corporate event.

INDEX AVAILABILITY. The Underlying Index is published every 15 seconds during the Official Index Period, using last trade prices, and is widely disseminated to major data vendors. The Official Index Period is 10:00 to 16:00 local Hong Kong hours. The Underlying Index is not calculated on Hong Kong public holidays.

EXCHANGE RATES AND PRICING. The Underlying Index uses Reuters' real-time foreign exchange spot rates and Reuters' real-time security prices. The Underlying Index is calculated in Hong Kong Dollars. Non-Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Underlying Index. The foreign exchange rates and security prices received from Reuters at the closing time of the Underlying Index are used to calculate the final index levels.

FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 2,289
=========================================

INDEX DESCRIPTION. The FTSE Developed Small Cap ex-North America Index is market capitalization weighted and measures the stock performance of small-capitalization companies in developed countries outside of North America. Currently, the Underlying Index includes publicly available securities issued by companies listed in the following countries: Australia, Austria, Belgium,

Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of business on September 30, 2008, the Underlying Index had a total market capitalization of approximately $1.1 trillion. The Underlying Index is calculated with dividends reinvested.

INDEX CRITERIA & METHODOLOGY. Small-cap equity securities issued outside of North America are generally eligible for the Underlying Index. Exchange traded funds ("ETFs") and open-end mutual fund companies, whose share price is a direct derivation of the values of underlying holdings, are excluded. Equity securities listed on a stock exchange or market recognized by FTSE are eligible for inclusion but preferred stocks, hybrid securities, and other similar securities are excluded by FTSE. In determining country allocations, FTSE normally allocates a company to the country in which it is incorporated and listed at the time of the company's listing. However, FTSE reserves the right to defer or change an allocation decision. Eligible securities are required to meet liquidity measures determined by FTSE, including minimum trading volumes and overall and free-float market capitalization amounts.

INDEX MAINTENANCE AND ISSUE CHANGES. Regional FTSE committees are responsible for undertaking review of the Underlying Index and for approving changes in constituents in the Underlying Index.

INDEX AVAILABILITY. The Underlying Index is calculated in real-time and generally published throughout the business day, and distributed primarily through international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website. The Underlying Index generally uses real-time trade prices for securities and currency spot rates. The Underlying Index is not calculated on January 1 or December 25.

CURRENCY AND EXCHANGE RATES. The Underlying Index is published and calculated using trading values (real-time throughout the day and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.

FTSE/XINHUA CHINA 25 INDEX

NUMBER OF COMPONENTS: 25
========================

INDEX DESCRIPTION. The FTSE/Xinhua China 25 Index is designed to represent the performance of the largest companies in the China equity market that are available to international investors. The Underlying Index consists of 25 of the largest and most liquid Chinese companies. The securities in the Underlying Index are weighted based on the total market value of their shares. Securities with higher total market values generally have a higher representation in the Underlying Index. Underlying Index constituents are screened for liquidity and weightings are capped to avoid over-concentration in any one stock.

The Underlying Index consists of "Red Chip" shares and "H" shares.





COMPONENT SELECTION CRITERIA. The Underlying Index is primarily rule-based but is also monitored by a governing committee. The Secretary to the Underlying Index is responsible for conducting a quarterly review of constituents for the Underlying Index and for recommending to the governing committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities are ranked by their full market capitalizations.

ELIGIBILITY. Each security included in the Underlying Index is a current constituent of the FTSE All-World Index, an index of the FTSE Global Equity Index Series. All classes of equity securities in issue are eligible for inclusion in the Underlying Index subject to conformingwith free-float and liquidity restrictions.


FLOAT-ADJUSTED MARKET CAPITALIZATION. When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's outstanding shares. Shares owned

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


by other companies are also excluded regardless of whether they are index constituents. In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is more restrictive.


LIQUIDITY. Stocks are screened to ensure there is sufficient liquidity to be traded. Factors in determining liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed on a monthly basis to review liquidity.


INDEX MAINTENANCE AND ISSUE CHANGES. The FTSE Global Classification Committee is responsible for the industry classification of constituents of the Underlying Index within the FTSE Global Classification System. The FTSE Global Classification Committee may approve changes to the FTSE Global Classification System and Management Rules. FTSE/Xinhua appoints the Chairman and Deputy Chairman of the Underlying Index. The Chairman, or in his absence Deputy Chairman, will chair meetings of the Committee and will represent that Committee outside meetings. The Chairman and Deputy Chairman of the Index Committee are collectively responsible for approving constituent changes to the Underlying Index between meetings of the Committee on advice from the Secretary to the Committee and as permitted and as specified by the Underlying Index's Ground Rules.

ADDITIONS. A company is added to the Underlying Index at the periodic review if it rises to the 15th position or above when the eligible companies are ranked by full market value before the application of any investibility weightings.

DELETIONS. A company in the Underlying Index is deleted at the periodic review if it falls to the 36th position or below when the eligible companies are ranked by full market value before the application of any investibility weighting. Any deletion to the Underlying Index will simultaneously entail an addition to the Underlying Index in order to maintain 25 Index constituents at all times.

REVISIONS TO THE FLOAT ADJUSTMENTS. The Underlying Index is reviewed quarterly for changes in free float. These reviews coincide with quarterly reviews undertaken of the Underlying Index. Implementation of any changes takes place after the close of the Underlying Index calculation on the third Friday in January, April, July and October.

QUARTERLY INDEX REBALANCING. The quarterly review of the Underlying Index constituents takes place in January, April, July and October. Any constituent changes are implemented on the next trading day following the third Friday of the same month of the review meeting. Details of the outcome of the review and the dates on which any changes are to be implemented are published as soon as possible after the Index Committee meeting has concluded. Significant Underlying Index rebalancing may cause funds based on the Underlying Index to experience trading error.


INDEX AVAILABILITY. The Underlying Index is calculated continuously during Hong Kong trading hours and is widely disseminated to major data vendors. The Underlying Index will not be calculated on Hong Kong public holidays.

EXCHANGE RATES AND PRICING. The Underlying Index uses Reuters' real-time foreign exchange spot rates and Reuters' real-time security prices. The Underlying Index is calculated in Hong Kong Dollars. Non-Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Underlying Index. The foreign exchange rates and security prices received from Reuters at the closing time of the Underlying Index are used to calculate the final index levels.

MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI's Global Investable Market Indexes (the "MSCI GIMI") provide exhaustive coverage and non-overlapping market capitalization size segmentation.

o MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market's free float-adjusted market capitalization.

o MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the enhanced MSCI Global Standard Indices, and targeting up to 99% coverage of the free-float adjusted market capitalization in each market.

MSCI GLOBAL INVESTABLE MARKET INDEXES

WEIGHTING. All single-country indexes of the MSCI GIMI are free-float weighted, I.E., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indices of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

SELECTION CRITERIA. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; and (iv) applying index continuity rules for the standard index.

DEFINING THE EQUITY UNIVERSE. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (I.E., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

DETERMINING THE EQUITY UNIVERSE IN EACH MARKET. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.


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



DETERMINING MARKET CAPITALIZATION SIZE SEGMENTS FOR EACH MARKET. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

o Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and

o Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

INDEX CONTINUITY RULES FOR THE STANDARD INDEX. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

PRICE AND EXCHANGE RATES

PRICES. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

EXCHANGE RATES. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

CHANGES TO THE INDEXES. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

o Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

o Quarterly index reviews, aimed at promptly reflecting other significant market events; and

o Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI ALL COUNTRY WORLD INDEX EX USA

NUMBER OF COMPONENTS: APPROXIMATELY 1,910
======================

INDEX DESCRIPTION. The MSCI All Country World Index ex USA is a commonly used measure of international stock market performance outside the U.S., including both emerging and developed markets. Constituents of the Underlying Index include securities from the following 47 markets: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

CALCULATION METHODOLOGY. The iShares MSCI ACWI ex US Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI ALL COUNTRY WORLD INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 2,522
======================

Index Description.

The MSCI All Country World Index is a commonly used measure of global stock market performance, including both emerging and developed markets. Constituents of the Underlying Index include securities from the following 48 markets:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and United States.

CALCULATION METHODOLOGY. The iShares MSCI ACWI Index Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

MSCI EAFE(Reg. TM) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,022
=========================================

INDEX DESCRIPTION. The MSCI EAFE(Reg. TM) Index is commonly used as a measure of international stock performance. Constituents of the Underlying Index include securities from Europe, Australasia and the Far East and as of September 30, 2008, the Underlying Index consisted of the following 21 developed market indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

CALCULATION METHODOLOGY. The iShares MSCI EAFE Index Fund utilizes the Underlying Index calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI EAFE Index Fund, such withholding rates may differ from that applicable to United States residents.

The Underlying Index is calculated on a real-time basis and disseminated at regular intervals throughout the day.


MSCI EAFE(Reg. TM) GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 594
=======================================

INDEX DESCRIPTION. The MSCI EAFE(Reg. TM) Growth Index is a subset of the MSCI EAFE(Reg. TM) Index and constituents of the Underlying Index include securities from Europe, Australasia and the Far East. The Underlying Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE(Reg. TM) Index and consists of those securities classified by

MSCI as most representing the growth style. Securities classified as growth style generally tend to have higher forecasted growth rates, lower book value to price ratios, lower forward earnings to price ratios and lower dividend yields than securities representing the value style. MSCI uses a specialized framework to attribute both growth and value style characteristics to each security within the MSCI EAFE(Reg. TM) Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the growth or value style. It is possible for a single security to have representation in both the growth and value style indexes, however, no more than 100% of a security's float-adjusted market capitalization will be included within the combined style framework.


MSCI EAFE SMALL CAP INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 2,331
=========================================

The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe within each industry group of each country represented by the MSCI EAFE(Reg.
TM) Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200-$1,500 million.

MSCI EAFE(Reg. TM) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 570
=======================================

INDEX DESCRIPTION. The MSCI EAFE(Reg. TM) Value Index is a subset of the MSCI EAFE(Reg. TM) Index and constituents of the Underlying Index include securities from Europe, Australasia and the Far East. The Underlying Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE(Reg. TM) Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. MSCI uses a specialized framework to attribute both value and growth style characteristics to each security within the MSCI EAFE(Reg. TM) Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the value or growth style. It is possible for a single security to have representation in both the value and growth style indexes, however, no more than 100% of a security's float-adjusted market capitalization will be included within the combined style framework.

Additional Information. MSCI, Morgan Stanley Capital International and MSCI Index are service marks of Morgan Stanley Capital International and have been licensed for use by BGI. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. Nor does Morgan Stanley Capital International make any representation regarding the advisability of investing in any of the Funds.

NYSE Indexes
COMPONENT SELECTION CRITERIA. The NYSE Indexes track the performance of specified New York Stock Exchange ("NYSE") listed securities. The Indexes are maintained according to a rules-based methodology. The Indexes are capitalization-weighted, adjusted for free-float shares and calculated on a price and total return basis. The Indexes are weighted by float-adjusted market capitalization, rather than full market capitalization, in order to better reflect the actual number of shares available to investors. The Indexes are published every business day, and real-time updates are disseminated to financial data vendors whenever the NYSE is open.


ISSUE CHANGES. The weightings of securities (I.E., "components") in each Index are reviewed quarterly based on market-capitalization and free-float data (with the exception of the NYSE Composite, NYSE Energy, NYSE Financial and NYSE Health Care Indexes, each of which is rebalanced on an on going basis). All index-component companies must meet the substantive listing requirements of the NYSE; components that fail to meet such requirements are dropped from the Indexes. Quarterly reviews are implemented during March, June, September, and December. Changes in index composition and related weight may also be necessary on an ongoing basis to reflect extraordinary events such as delistings, bankruptcies, mergers or takeovers involving index components and changes of more than 10% in the number of outstanding shares of an Index.

INDEX MAINTENANCE. Index maintenance includes monitoring and implementing the adjustments for component additions and deletions, share changes, stock splits, stock dividends, corporate restructurings, spin-offs, or other corporate actions. Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the stock prices of the component companies in the Index. Other corporate actions, such as share issuances, change the aggregate free-float adjusted market capitalization of the Indexes and require additional adjustments. Corporate actions will be implemented after the close of trading on the day prior to the ex-date of such corporate actions. Whenever possible, changes to the Indexes' components will be announced at least two business days prior to their implementation date.

If trading in a security is suspended while the NYSE is open, the last traded price for that security on the NYSE is used for all subsequent index computations until trading resumes. If trading is suspended before the opening of the NYSE on a given day, the security's adjusted closing price from the previous day is used to calculate the Index. Until a particular security opens, its adjusted closing price from the previous day is used in the Index computation.

INDEX AVAILABILITY. The NYSE Indexes are calculated continuously and are available from major data vendors.

NYSE COMPOSITE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1,890
=========================================

INDEX OVERVIEW AND DESCRIPTION. The NYSE Composite Index is weighted using free-float market capitalization, and calculated on both price (I.E., real time) and total return (I.E., end of trading day) basis. The composition of the Underlying Index is transparent and rule-based. The Underlying Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with the NYSE.

METHODOLOGY. Only common stocks, ADRs, REITs and tracking stocks listed on the NYSE are eligible for inclusion in the Underlying Index. Multiple classes of shares of the same issuer are eligible to be included in the Underlying Index. Preferred stocks, closed-end funds, ETFs, trust units, shares of beneficial interest, shares in limited partnerships, and derivative securities (such as warrants and rights) are not eligible for inclusion in the Underlying Index.

CALCULATION AND DISSEMINATION. The Underlying Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Underlying Index. Following the determination of the previous day's closing Underlying Index value, the Underlying Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis beginning when the first traded price of any of the Underlying Index components are received.

WEIGHTING. The Underlying Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and control groups are excluded from an issuer's available float when determining Underlying Index weightings.


NYSE U.S. 100 INDEX

NUMBER OF COMPONENTS: 100
=========================


INDEX OVERVIEW AND DESCRIPTION. The NYSE U.S. 100 Index is weighted using free-float market capitalization and is calculated on both price (I.E., real-time) and total return (I.E., end of trading day) basis. The composition of the Underlying Index is transparent and rule-based. The Underlying Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with NYSE.

METHODOLOGY. Only common stocks and other securities that have the characteristics of common equities of U.S. companies listed on the NYSE are eligible for inclusion in the Underlying Index. Fixed-dividend shares and securities such as convertible notes, warrants, rights, mutual funds, unit investment trusts, closed-end fund shares, shares in limited partnerships and tracking stocks are not eligible for inclusion in the Underlying Index. Companies that have less than 100,000 shares in average daily trading volume for the preceding three months are ineligible for inclusion in the Underlying Index. If a company has multiple share classes, only the class of shares that has the highest average daily trading volume during the preceding three months is included in the Underlying Index.

CALCULATION AND DISSEMINATION. The Underlying Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Underlying Index. Following the determination of the previous day's closing Underlying Index value, the Underlying Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis, beginning when the first traded price of any of the Underlying Index components are received.

WEIGHTING. The Underlying Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and other control groups are excluded from a company's available float when determining Underlying Index weightings.


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



INDEX MAINTENANCE. The Underlying Index is rebalanced quarterly, with an "80-120" buffer applied to limit turnover. When the eligible universe is ranked by market capitalization, all stocks (components and new components) in the top 80 are automatically included in the Underlying Index while all stocks ranked below 120, including prior components, are automatically excluded. The remaining components are selected from stocks falling between 80 and 120, starting with the highest ranked prior components. If all prior components in this group have been added to the Underlying Index and spaces are still left, new components are added, starting with the largest capitalization stocks. Initial public offerings ("IPOs") and new listings are eligible for inclusion at the quarterly rebalancing following their sale or listing, provided that their market capitalization and trading volumes have met the threshold for inclusion for at least five trading days. However, if an IPO company or new listing would be in the top 25% of the Underlying Index's market capitalization, it may be included between reviews, provided that a minimum notification period of two business days is observed.

In addition to the scheduled quarterly rebalancing, the Underlying Index is rebalanced on an ongoing basis to accommodate extraordinary events, such as delistings, bankruptcies, mergers and acquisitions and changes of more than 10% in the number of outstanding shares of an Underlying Index component.

S&P Indexes
COMPONENT SELECTION CRITERIA FOR DOMESTIC INDEXES. The Standard & Poor's Index Committee is responsible for the overall management of the S&P Indexes. Issuers (I.E., the "components") selected for the S&P U.S. Indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS(Reg. TM)) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. REITs, except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the NYSE, the American Stock Exchange ("AMEX") or on Nasdaq. Additionally, only one share class per constituent will be included in an Index. The share class is selected by S&P and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer's eligibility for inclusion in the S&P Indexes: (i) ownership of an issuer's outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer's shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P Indexes are capitalization weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using S&P's methodology) multiplied by the constituent's share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion must be equal or greater than the Index's minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index's constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

ADDITIONAL COMPONENT SELECTION CRITERIA FOR S&P NORTH AMERICAN SECTOR INDEXES. To be eligible for the S&P North American Indexes, issuers must be a member of either the S&P Total Market Index (TMI) or the S&P/Toronto Stock Exchange ("TSX") Composite. The S&P North American Sector Indexes are modified market capitalization weighted. After S&P calculates the float-adjusted market capitalizations, weights are modified so that no single constituent exceeds limits predetermined by S&P. If the combined weight of all the constituents with an individual weight greater than 5% exceeds a certain amount determined by S&P, then S&P reduces the weightings of such stocks in accordance with its methodology. Each index constituent can be a member of one, and only one, S&P North American Sector Index.

The S&P North American Sector Indexes are rebalanced semiannually on the third Friday of June and December. Except for major corporate actions such as mergers and spin-offs, stocks can only be added to or deleted from an Index at the time of the semi-annual rebalancing. In the case of GICS changes, where an issuer does not belong to a qualifying sector after the classification change, the issuer is removed from the relevant Index at the next rebalancing.


COMPONENT SELECTION CRITERIA FOR INTERNATIONAL INDEXES. Stocks are eligible for the S&P Global Indexes if they meet criteria for size, liquidity, profitability, and sector and market representation. Each of the S&P Global Indexes is balanced across country and sector weights in the region/market. The S&P Global Indexes begin with an eligible investable universe of stocks covering approximately 95% of each country's total market capitalization. In some cases, the S&P Global Indexes may include

ADRs and GDRs. Stocks with relatively small market capitalization or insufficient liquidity are excluded by S&P. To identify a candidate pool for index constituent selection, all stocks are carefully examined using a set of general criteria. The specific securities are then screened for industry sector classification; thus, the eligible securities are ranked according to GICS. Then, the Index components, now determined, are weighted on the basis of S&P's float-adjusted, market capitalization methodology. Generally, S&P observes a prospective constituent's liquidity over a period of at least 6 months before consideration for inclusion. However, there may be extraordinary situations when issuers should be added immediately (E.G., certain privatizations). When a particular issuer dominates its home market, it may be excluded from an Index if analysis of the sectors reveals that its securities are not as liquid as those of similar issuers in other countries. Once a year, the float adjustments will be reviewed and potentially changed based on such review. The values of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalization of index constituent issuers is adjusted for all strategic holdings, including private, corporate, and government holdings.

With respect to the non-U.S. components of the S&P Global Indexes, the eligible universe of index components that are considered for inclusion are from the following S&P Indexes: (i) the TSX 60 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the Canadian equities market; (ii) the S&P Tokyo Stock Price ("TOPIX") 150 Index which represents the liquid, large-cap stocks of the publicly-listed issuers in the Japanese equities market; (iii) the S&P/Australia Stock Exchange ("ASX") All-Australian 50 Index, which represents the liquid, large-cap stocks in the Australian equities market; (iv) the S&P Asia 50 Index, which represents the liquid, large-cap stocks of four major equities markets in Asia (Hong Kong, South Korea, Taiwan and Singapore); (v) the S&P Latin America 40 Index, which represents the liquid, large-cap stocks from major sectors of the Mexico, Brazil, Argentina and Chile equity markets; and (vi) the S&P Europe 350 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the region, covering approximately 70% of the region's market capitalization.


ISSUE CHANGES. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.


INDEX MAINTENANCE. Maintaining the S&P Indexes includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P Indexes as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer's shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Each issuer's financial statements will be used to update the major shareholders' ownership. However, during the course of the year, S&P also monitors each issuer's Investable Weight Factor (IWF) which is S&P's term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (I.E., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible.


Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on WWW.INDICES.STANDARDANDPOORS.COM.

INDEX AVAILABILITY. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEXTM*

NUMBER OF COMPONENTS: APPROXIMATELY 141
=======================================

INDEX DESCRIPTION. The S&P North American Natural Resources Sector IndexTM is designed to measure the performance of U.S.-traded natural resource related stocks.

-------

* On March 28, 2008, the name of the iShares S&P North American Natural Resources Sector Index Fund was changed from the iShares S&P GSSITM Natural Resources Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSSITM Natural Resources Index to the S&P North American Natural Resources Sector IndexTM.

S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEXTM*

NUMBER OF COMPONENTS: APPROXIMATELY 219
=======================================

INDEX DESCRIPTION. The S&P North American Technology Sector IndexTM is designed to measure the performance of U.S. traded technology related stocks.

-------

* On March 28, 2008, the name of the iShares S&P North American Technology Sector Index Fund was changed from the iShares S&P GSTITM Technology Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTITM Technology Index to the S&P North American Technology Sector IndexTM.

S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEXTM*

NUMBER OF COMPONENTS: APPROXIMATELY 27
======================================

INDEX DESCRIPTION. The S&P North American Technology-Multimedia Networking IndexTM is designed to measure the performance of U.S.-traded communication equipment stocks.

-------

* On March 28, 2008, the name of the iShares S&P North American Technology-Multimedia Networking Index Fund was changed from the iShares S&P GSTITM Networking Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTITM Multimedia Networking Index to the S&P North American Technology-Multimedia Networking IndexTM.

S&P NORTH AMERICAN TECHNOLOGY-SEMICONDUCTOR INDEXTM*

NUMBER OF COMPONENTS: APPROXIMATELY 46
======================================

INDEX DESCRIPTION. The S&P North American Technology-Semiconductor IndexTM is designed to measure the performance of U.S.-traded semiconductor stocks.

-------

* On March 28, 2008, the name of the iShares S&P North American Technology-Semiconductors Index Fund was changed from the iShares S&P GSTITM Semiconductor Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTITM Semiconductor Index to the S&P North American Technology-Semiconductors IndexTM.

S&P NORTH AMERICAN TECHNOLOGY-SOFTWARE INDEXTM*


NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================


INDEX DESCRIPTION. The S&P North American Technology-Software IndexTM is designed to measure the performance of U.S.-traded software-related stocks.

-------

* On March 28, 2008, the name of the iShares S&P North American Technology-Software Index Fund was changed from the iShares S&P GSTITM Software Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTITM Software Index to the S&P North American Technology-Software IndexTM.

Investment Limitations
The Board has adopted as fundamental policies the investment objectives of the iShares S&P North American Natural Resources Sector Index Fund and iShares North American Technology-Multimedia Networking Index Fund. The investment objective and Underlying Index of each of the Funds cannot be changed without the approval of the holders of a majority of such Fund's outstanding voting securities. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

ALL FUNDS (OTHER THAN THE ISHARES FTSE CHINA (HK LISTED) INDEX FUND, ISHARES FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND, ISHARES FTSE/XINHUA CHINA 25 INDEX FUND, ISHARES MSCI ACWI EX US INDEX FUND, ISHARES MSCI ACWI INDEX FUND, ISHARES MSCI EAFE SMALL CAP INDEX FUND, ISHARES NYSE 100 INDEX FUND AND ISHARES S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND) WILL
NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

THE ISHARES FTSE/XINHUA CHINA 25 INDEX FUND, ISHARES S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND AND ISHARES NYSE 100 INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES FTSE CHINA (HK LISTED) INDEX FUND, ISHARES FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND, ISHARES MSCI ACWI EX US INDEX FUND, ISHARES MSCI ACWI INDEX FUND AND ISHARES MSCI EAFE SMALL CAP INDEX FUND WILL NOT:

1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities (calculated at the time of investment).

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:


o  The frequency of trades and quotes for the security;

o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

o  Dealer undertakings to make a market in the security; and

o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each of the iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares S&P North American Natural Resources Sector Index Fund has adopted a non-fundamental investment policy such that each Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (G) or
(F) of Section 12(d)(1) of the 1940 Act.


Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.


The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 175 funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.



                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
      NAME (AGE)          POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- --------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/   Trustee and     Global Chief Executive Officer,          Director of iShares, Inc. (since 2003);
(47)                  Chairman        iShares/Intermediary Groups of BGI       Trustee of BGIF and MIP (since
                      (since 2003).   (since 2008); Chief Executive Officer,   2001).
                                      iShares Intermediary Index and
                                      Market Group of BGI (2005-2008);
                                      Chief Executive Officer of the
                                      Intermediary Investor and Exchange
                                      Traded Products Business of BGI
                                      (2003-2005); Director of BGFA (since
                                      2005); Director, President and Chief
                                      Executive Officer of Barclays Global
                                      Investors International, Inc. (since
                                      2005); Director and Chairman of
                                      Barclays Global Investors Services
                                      (since 2005).
John E. Martinez/1/   Trustee         Co-Chief Executive Officer of Global     Director of iShares, Inc. (since 2003);
(47)                  (since 2003).   Index and Markets Group of BGI           Chairman, Independent Review
                                      (2001-2003); Chairman of Barclays        Committee, Canadian iShares Funds
                                      Global Investors Services (2000-         (since 2007).
                                      2003); Director, Barclays Global
                                      Investors UK Holdings, Inc. (2000-
                                      2003); Director of Real Estate Equity
                                      Exchange (since 2005).


-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                             INDEPENDENT TRUSTEES


                                                    PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)             POSITION                DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------- --------------------- ---------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since        Dean Witter Distinguished Professor      Director of iShares, Inc. (since 2002);
(69)                 2000); Lead           of Finance, Emeritus, Stanford           Lead Independent Director of
                     Independent Trustee   University: Graduate School of           iShares, Inc. (since 2006);
                     (since 2006).         Business (since 1994).                   Continental Airlines, Inc. (since
                                                                                    1996); Director of Community First
                                                                                    Financial Group (since 1995);
                                                                                    Director of Tejon Ranch Company
                                                                                    (since 1999); Director of Threshold
                                                                                    Pharmaceuticals (since 2004);
                                                                                    Director of NETGEAR, Inc. (since
                                                                                    2007).
Cecilia H. Herbert   Trustee               Chair of Investment Committee,           Director of iShares, Inc. (since 2005).
(59)                 (since 2005).         Archdiocese of San Francisco (1994-
                                           2005); Director (since 1998) and
                                           President (since 2007) of the Board
                                           of Directors, Catholic Charities CYO;
                                           Trustee of Pacific Select Funds
                                           (2004-2005); Trustee of the
                                           Montgomery Funds (1992-2003);
                                           Trustee (since 2005) and Chair of the
                                           Finance and Investment Committees
                                           (since 2006) of the Thacher School.
Charles A. Hurty     Trustee               Retired; Partner, KPMG LLP (1968-        Director of iShares, Inc. (since 2005);
(65)                 (since 2005).         2001).                                   Director of GMAM Absolute Return
                                                                                    Strategy Fund (1 portfolio)(since
                                                                                    2002); Director of Citigroup
                                                                                    Alternative Investments Multi-
                                                                                    Adviser Hedge Fund Portfolios LLC (1
                                                                                    portfolio)(since 2002); Director of
                                                                                    CSFB Alternative Investments Fund
                                                                                    (6 portfolios)(since 2005).
John E. Kerrigan     Trustee               Chief Investment Officer, Santa Clara    Director of iShares, Inc. (since 2005);
(53)                 (since 2005).         University (since 2002); Managing        Member of Advisory Council for
                                           Director, Merrill Lynch (1994-2002).     Commonfund Distressed Debt
                                                                                    Partners II (since 2004).
Robert H. Silver     Trustee               President and Co-Founder of The          Director of iShares, Inc. (since 2007);
(53)                 (since 2007).         Bravitas Group, Inc. (since 2006);       Director and Member of the Audit
                                           Member, Non-Investor Advisory            and Compensation Committee of
                                           Board of Russia Partners II, LP (since   EPAM Systems, Inc. (since 2006).
                                           2006); President and Chief Operating
                                           Officer (2003-2005) and Director
                                           (1999-2005) of UBS Financial
                                           Services, Inc.; President and Chief
                                           Executive Officer of UBS Services
                                           USA, LLC (1999-2005); Managing
                                           Director, UBS America, Inc. (2000-
                                           2005); Director and Chairman of the
                                           YMCA of Greater NYC (since 2001);
                                           Broadway Producer (since 2006).

                                             PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
   NAME (AGE)          POSITION              DURING THE PAST 5 YEARS                   HELD BY TRUSTEE
---------------- -------------------- ------------------------------------ --------------------------------------
Darrell Duffie   Trustee              Professor, Stanford University:      Director of iShares, Inc. (since June
(54)             (since June 2008).   Graduate School of Business (since   2008).
                                      1984).


OFFICERS


                                                            PRINCIPAL OCCUPATION(S)
      NAME (AGE)                 POSITION                   DURING THE PAST 5 YEARS
---------------------     ---------------------     ---------------------------------------
Michael A. Latham         President                 Head of Americas iShares (since
(43)                      (since 2007).             2007); Chief Operating Officer of the
                                                    Intermediary Investor and Exchange
                                                    Traded Products Business of BGI
                                                    (2003-2007); Director and Chief
                                                    Financial Officer of Barclays Global
                                                    Investors International, Inc. (since
                                                          2005).
Geoffrey D. Flynn         Treasurer and Chief       Chief Operating Officer, U.S. iShares,
(51)                      Financial Officer         BGI (since 2008); Director, Mutual
                          (since 2007).             Fund Operations of BGI (2007-2008);
                                                    President, Van Kampen Investors
                                                    Services (2003-2007); Managing
                                                    Director, Morgan Stanley (2002-
                                                    2007); President, Morgan Stanley
                                                    Trust, FSB (2002-2007).
Eilleen M. Clavere        Secretary                 Head of Legal Administration of
(56)                      (since 2007).             Intermediary Investor Business of BGI
                                                    (since 2006); Legal Counsel and Vice
                                                    President of Atlas Funds, Atlas
                                                    Advisers, Inc. and Atlas Securities,
                                                    Inc. (2005-2006); Counsel of
                                                    Kirkpatrick & Lockhart LLP (2001-
                                                          2005).
Ira P. Shapiro            Vice President and        Associate General Counsel, BGI
(45)                      Chief Legal Officer       (since 2004); First Vice President,
                          (since 2007).             Merrill Lynch Investment Managers
                                                    ( 1993-2004).
Amy Schioldager           Executive Vice            Head of U.S. Indexing, BGI (since
(46)                      President                 2006); Head of Domestic Equity
                          (since 2007).             Portfolio Management, BGI (2001-
                                                          2006).
H. Michael Williams       Executive Vice            Vice Chairman - Capital Markets, BGI
(48)                      President (since          (since 2008); Head of Global Index
                          2007).                    and Markets Group of BGI (2006-
                                                    2008); Global Head of Securities
                                                    Lending, BGI (2002-2006).
Patrick O'Connor          Vice President            Head of iShares Portfolio
(41)                      (since 2007).             Management, BGI (since 2006);
                                                    Senior Portfolio Manager, BGI (1999-
                                                          2006).

                                              PRINCIPAL OCCUPATION(S)
  NAME (AGE)          POSITION                DURING THE PAST 5 YEARS
-------------     ----------------     ------------------------------------
Lee Sterne        Vice President       Head of U.S. Fixed Income Index and
(43)              (since 2007).        iShares, BGI (since 2007); Senior
                                       Portfolio Manager, BGI (2004-2007);
                                       Portfolio Manager, BGI (2001-2004).
Matt Tucker       Vice President       Head of U.S. Fixed Income
(36)              (since 2007).        Investment Solutions, BGI (since
                                       2005); Fixed Income Investment
                                       Strategist, BGI (2003-2005); Fixed
                                       Income Portfolio Manager, BGI
                                       ( 1997-2003).



COMMITTEES OF THE BOARD OF TRUSTEES. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended July 31, 2008.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the fiscal year ended July 31, 2008.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:




                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                     DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                        FUND                        SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   --------------------------------------------   ------------------------   ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund     $50,001-$100,000           Over $100,000
                     iShares Russell 3000 Index Fund                Over $100,000
John E. Martinez     iShares MSCI EAFE Index Fund                   Over $100,000              Over $100,000

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
                     iShares Russell 1000 Index Fund                   Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Russell 2000 Index Fund                   $50,001-$100,000         Over $100,000
                     iShares Russell 2000 Value Index Fund             $50,001-$100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P MidCap 400 Index Fund                 $ 10,001-$50,000
                     iShares S&P MidCap 400 Value Index Fund           Over $100,000
                     iShares S&P Small Cap 600 Index Fund              $ 10,001-$50,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Dow Jones Select Dividend Index Fund      Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares MSCI Mexico Investable Market Index       Over $100,000
                     Fund
                     iShares MSCI EAFE Index Fund                      Over $100,000
Cecilia H. Herbert   iShares FTSE/Xinhua China 25 Index Fund           Over $100,000            Over $100,000
                     iShares MSCI Emerging Markets Index Fund          $ 10,001-$50,000
                     iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones U.S. Consumer Goods Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Russell 1000 Index Fund                   $ 10,001-$50,000
                     iShares S&P Global Telecommunications Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Dow Jones U.S. Technology Sector Index    $      1-$10,000
                     Fund
                     iShares S&P 500 Index Fund                        Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                        $ 10,001-$50,000         Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           $ 10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund     $ 10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund   $ 10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index    $ 10,001-$50,000
                     Fund

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                       DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                         FUND                         SECURITIES IN THE FUND      INVESTMENT COMPANIES
------------------ -------------------------------------------------- ------------------------ ----------------------------
                   iShares MSCI EAFE Index Fund                       $10,001-$50,000
                   iShares MSCI Japan Index Fund                      $10,001-$50,000
                   iShares Dow Jones Select Dividend Index Fund       $10,001-$50,000
John E. Kerrigan   iShares MSCI Japan Index Fund                      Over $100,000            Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund           Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000            Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
                   iShares S&P 500 Index Fund                         Over $100,000
                   iShares Russell 2000 Index Fund                    Over $100,000
Darrell Duffie     N/A                                                N/A                      N/A



As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:



                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                     75,000            Not Applicable          Not Applicable              150,000


-------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:



                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
George G.C. Parker                 $100,000             Not Applicable            Not Applicable         $200,000
John E. Kerrigan                     75,000             Not Applicable            Not Applicable          150,000
Charles A. Hurty                     95,000             Not Applicable            Not Applicable          190,000
Cecilia H. Herbert                   75,000             Not Applicable            Not Applicable          150,000
Robert H. Silver*                    56,250             Not Applicable            Not Applicable          112,500


-------

*     Appointed to serve as Independent Trustee of the Trust effective March 9,
      2007.
/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
/2/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of October 31, 2008.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of October 31, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:



                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
iShares FTSE China (HK Listed) Index     Charles Schwab & Co., Inc.                     23.48%
  Fund
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         NBCN Inc.                                      19.00%
                                         1010 Rue De La Gauchetiere
                                         Montreal, QC
                                         H3V 5J2
                                         TD Ameritrade Clearing, Inc.                   10.18%
                                         1005 N. Ameritrade Place
                                         Bellevue, NE 68005
                                         National Financial Services LLC                 7.76%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Merrill Lynch, Pierce Fenner & Smith            7.35%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
-----------------------------------    --------------------------------------    -------------
iShares FTSE Developed Small Cap       Charles Schwab & Co., Inc.                     28.98%
  ex-North America
Index Fund                             111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       National Financial Services LLC                22.49%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Goldman, Sachs & Co.                           18.68%
                                       30 Hudson Street
                                       16th Floor
                                       Jersey City, NJ 07302
iShares FTSE/Xinhua China 25 Index     Charles Schwab & Co., Inc.                      8.98%
  Fund
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       National Financial Services LLC                 7.40%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Brown Brothers Harriman & Co.                   6.83%
                                       525 Washington Blvd.
                                       11th Floor
                                       Jersey City, NJ 07310
                                       Deutsche Bank Securities Inc.                   5.19%
                                       1251 Avenue of the Americas
                                       New York, NY 10020
iShares MSCI ACWI ex US Index Fund     Citigroup Global Markets Inc.                  23.50%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Charles Schwab & Co., Inc.                     13.97%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Merrill Lynch, Pierce Fenner & Smith           11.05%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       National Financial Services LLC                10.07%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281

                                                                                         PERCENTAGE
                FUND                                        NAME                        OF OWNERSHIP
------------------------------------    -------------------------------------------    -------------
                                        Citibank/The Citigroup Private Bank/Trust           5.77%
                                        S33 West 34th Street
                                        New York, NY 10001
                                        Morgan, Keegan & Company, Inc.                      5.64%
                                        50 Front St.
                                        Memphis, TN 38103
iShares MSCI ACWI Index Fund            Brown Brothers Harriman & Co.                      26.79%
                                        525 Washington Blvd.
                                        11th Floor
                                        Jersey City, NJ 07310
                                        Barclays Global Investors, N.A.                    20.45%
                                        400 Howard Street
                                        San Francisco, CA 94105
                                        State Street Bank and Trust Company                13.03%
                                        1776 Heritage Drive
                                        North Quincy, MA 02171
                                        JPMorgan Chase Bank, National Association           9.50%
                                        14201 Dallas Pkwy
                                        12th Floor
                                        Dallas, TX 75240
iShares MSCI EAFE Growth Index Fund     Charles Schwab & Co., Inc.                          9.21%
                                        111 Pavonia Avenue
                                        Jersey City, NJ 07310
                                        Wells Fargo Bank, National Association              8.23%
                                        733 Marquette Ave
                                        4th Floor
                                        Minneapolis, MN 55402
                                        National Financial Services LLC                     7.60%
                                        200 Liberty Street
                                        5th Floor
                                        New York, NY 10281
                                        Pershing LLC                                        7.19%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
                                        Mellon Trust of New England, National               6.50%
                                        Association
                                        Three Mellon Bank Center
                                        Floor 1533700
                                        Pittsburgh, PA 15259

                                                                                   PERCENTAGE
               FUND                                     NAME                      OF OWNERSHIP
----------------------------------    ---------------------------------------    -------------
                                      Merrill Lynch, Pierce Fenner & Smith            5.62%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      State Street Bank and Trust Company             5.28%
                                      1776 Heritage Drive
                                      North Quincy, MA 02171
iShares MSCI EAFE Index Fund          Charles Schwab & Co., Inc.                      9.61%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                 6.89%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Northern Trust Company (The)                    5.43%
                                      801 South Canal Street
                                      Chicago, IL 60612
                                      Bank of New York, The                           5.40%
                                      One Wall Street
                                      New York, NY 10004
                                      Mellon Trust of New England, National           5.26%
                                      Association
                                      Three Mellon Bank Center
                                      Floor 1533700
                                      Pittsburgh, PA 15259
iShares MSCI EAFE Small Cap Index     Barclays Global Investors, N.A.                33.83%
  Fund
                                      400 Howard Street
                                      San Francisco, CA 94105
                                      Charles Schwab & Co., Inc.                     18.25%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                13.45%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
-----------------------------------    --------------------------------------    -------------
                                       Raymond, James & Associates, Inc.              5.49%
                                       880 Carillon Parkway
                                       P.O Box 12749
                                       St. Petersburg, FL 33733
iShares MSCI EAFE Value Index Fund     Charles Schwab & Co., Inc.                    15.90%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       National Financial Services LLC               10.27%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Merrill Lynch, Pierce Fenner & Smith           7.46%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       Pershing LLC                                   6.93%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
iShares NYSE 100 Index Fund            First Clearing, LLC                           26.67%
                                       901 East Byrd Street
                                       Richmond, VA 23219
                                       Pershing LLC                                  13.60%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       RBC Dominion Securities, Inc.                  6.66%
                                       200 Bay Street, 6th Floor
                                       Royal Bank Plaza North Tower
                                       Toronto, ON M5J 2W7
                                       Merrill Lynch, Pierce Fenner & Smith           6.18%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       Charles Schwab & Co., Inc.                     5.07%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310

                                                                                           PERCENTAGE
                FUND                                        NAME                          OF OWNERSHIP
-----------------------------------    ----------------------------------------------    -------------
                                       National Financial Services LLC                        5.05%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares NYSE Composite Index Fund      National Financial Services LLC                       12.82%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Charles Schwab & Co., Inc.                            12.39%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Pershing LLC                                           9.23%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       Brown Brothers Harriman & Co.                          8.91%
                                       525 Washington Blvd.
                                       11th Floor
                                       Jersey City, NJ 07310
                                       TD Ameritrade Clearing, Inc.                           7.33%
                                       1005 N. Ameritrade Place
                                       Bellevue, NE 68005
                                       American Enterprise Investment Services Inc.           6.71%
                                       2178 AXP Financial Center
                                       Minneapolis, MN 55474
iShares S&P North American Natural     Charles Schwab & Co., Inc.                            16.77%
  Resources Sector
Index Fund                             111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       TD Ameritrade Clearing, Inc.                          10.86%
                                       1005 N. Ameritrade Place
                                       Bellevue, NE 68005
                                       National Financial Services LLC                        8.98%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Pershing LLC                                           5.86%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                                                           PERCENTAGE
            FUND                                NAME                      OF OWNERSHIP
---------------------------    --------------------------------------    -------------
iShares S&P North American     Citigroup Global Markets Inc.                  11.78%
  Technology Sector Index
Fund                           333 W 34th Street
                               New York, NY 10001-2402
                               Charles Schwab & Co., Inc.                      9.82%
                               111 Pavonia Avenue
                               Jersey City, NJ 07310
                               National Financial Services LLC                 9.04%
                               200 Liberty Street
                               5th Floor
                               New York, NY 10281
                               UBS Financial Services Inc.                     5.55%
                               1000 Harbor Blvd.
                               4th Floor
                               Weehawken, NJ 07087
                               Merrill Lynch, Pierce Fenner & Smith            5.49%
                               Safekeeping
                               101 Hudson Street
                               8th Floor
                               Jersey City, NJ 07302
                               First Clearing, LLC                             5.19%
                               901 East Byrd Street
                               Richmond, VA 23219
iShares S&P North American     Charles Schwab & Co., Inc.                     15.27%
  Technology-Multimedia
Networking Index Fund          111 Pavonia Avenue
                               Jersey City, NJ 07310
                               Citigroup Global Markets Inc.                  13.01%
                               333 W 34th Street
                               New York, NY 10001-2402
                               National Financial Services LLC                 8.77%
                               200 Liberty Street
                               5th Floor
                               New York, NY 10281
                               First Clearing, LLC                             6.16%
                               901 East Byrd Street
                               Richmond, VA 23219
                               Merrill Lynch, Pierce Fenner & Smith            5.55%
                               Safekeeping
                               101 Hudson Street
                               8th Floor
                               Jersey City, NJ 07302

                                                                             PERCENTAGE
             FUND                                 NAME                      OF OWNERSHIP
-----------------------------    --------------------------------------    -------------
iShares S&P North American       Citigroup Global Markets Inc.                  13.45%
  Technology-Semiconductors
Index Fund                       333 W 34th Street
                                 New York, NY 10001-2402
                                 Charles Schwab & Co., Inc.                     11.65%
                                 111 Pavonia Avenue
                                 Jersey City, NJ 07310
                                 National Financial Services LLC                 8.98%
                                 200 Liberty Street
                                 5th Floor
                                 New York, NY 10281
                                 Pershing LLC                                    5.41%
                                 One Pershing Plaza
                                 Jersey City, NJ 07399
iShares S&P North American       Citigroup Global Markets Inc.                  16.69%
  Technology-Software Index
Fund                             333 W 34th Street
                                 New York, NY 10001-2402
                                 First Clearing, LLC                            14.74%
                                 901 East Byrd Street
                                 Richmond, VA 23219
                                 Charles Schwab & Co., Inc.                     11.73%
                                 111 Pavonia Avenue
                                 Jersey City, NJ 07310
                                 Brown Brothers Harriman & Co.                  11.49%
                                 525 Washington Blvd.
                                 11th Floor
                                 Jersey City, NJ 07310
                                 Merrill Lynch, Pierce Fenner & Smith            5.61%
                                 Safekeeping
                                 101 Hudson Street
                                 8th Floor
                                 Jersey City, NJ 07302



Investment Advisory, Administrative and Distribution Services
INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI Index Fund and iShares MSCI EAFE Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.

For its investment advisory services to the iShares FTSE China (HK Listed) Index Fund and iShares FTSE/Xinhua China 25 Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of: 0.74% per annum of the aggregate net assets less than or equal to $6.0 billion, plus 0.67% per annum of the aggregate net assets between $6.0 billion and $12.0 billion, plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion.

For its investment advisory services to the iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund and certain other iShares funds (iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund, iShares S&P Global Clean Energy Index Fund, iShares S&P Global Nuclear Energy Index Fund and iShares S&P Global Timber & Forestry Index Fund, which are offered in separate SAIs), BGFA is paid a management fee based on each Fund's allocable portion of: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds in excess of $10.0 billion.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of each Fund), BGFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund for the fiscal years noted:



                                                                     MANAGEMENT            MANAGEMENT           MANAGEMENT
                                                                     FEES PAID             FEES PAID             FEES PAID
                                                       FUND             FOR                   FOR                   FOR
                                       MANAGEMENT   INCEPTION       FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
FUND                                       FEE         DATE     ENDED JULY 31, 2008   ENDED JULY 31, 2007   ENDED JULY 31, 2006
------------------------------------- ------------ ----------- --------------------- --------------------- --------------------
iShares FTSE China (HK Listed) Index       0.74%     6/24/08        $      3,632          $        N/A          $       N/A
  Fund
iShares FTSE Developed Small Cap
ex-North
 America Index Fund                        0.50%    11/12/07              58,335              N/A                   N/A
iShares FTSE/Xinhua China 25 Index         0.74%    10/05/04          48,106,896            33,072,709           14,344,658
  Fund
iShares MSCI ACWI ex US Index Fund         0.35%     3/26/08              23,041              N/A                   N/A
iShares MSCI ACWI Index Fund               0.35%     3/26/08              60,968              N/A                   N/A
iShares MSCI EAFE Growth Index Fund        0.40%     8/01/05           4,311,139             1,641,713              483,053
iShares MSCI EAFE Index Fund               0.34%     8/14/01         159,236,686           131,359,287           84,003,858
iShares MSCI EAFE Small Cap Index          0.40%    12/10/07             129,534              N/A                   N/A
  Fund
iShares MSCI EAFE Value Index Fund         0.40%     8/01/05           4,420,802             3,181,820              637,012
iShares NYSE 100 Index Fund                0.20%     3/29/04             234,012               703,805              118,017
iShares NYSE Composite Index Fund          0.25%     3/30/04             303,874               255,569               84,881
iShares S&P North American Natural
Resources
 Sector Index Fund                         0.48%    10/22/01          10,875,683             7,215,169            5,896,751
iShares S&P North American
Technology-
 Multimedia Networking Index Fund          0.48%     7/10/01             765,595               922,362            1,241,090
iShares S&P North American
Technology-
 Semiconductors Index Fund                 0.48%     7/10/01           1,239,350             1,433,489            2,096,358
iShares S&P North American
Technology-
 Software Index Fund                       0.48%     7/10/01           1,598,797               955,292              870,951
iShares S&P North American Technology
 Sector Index Fund                         0.48%     3/13/01           1,924,656             1,452,126            1,426,656



The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of July 31, 2008:



DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               146            $256,998,000,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  5            $    379,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements



GREG SAVAGE
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               146            $256,998,000,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  6            $    379,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements



Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2008:



DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A



GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A



As of July 31, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of July 31, 2008, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:



DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares FTSE China (HK Listed) Index        X
  Fund
iShares FTSE Developed Small Cap            X
  ex-North
 America Index Fund
iShares FTSE/Xinhua China 25 Index          X
  Fund
iShares MSCI ACWI ex US Index Fund          X
iShares MSCI ACWI Index Fund                X
iShares MSCI EAFE Growth Index Fund         X
iShares MSCI EAFE Index Fund                X
iShares MSCI EAFE Small Cap Index           X
  Fund
iShares MSCI EAFE Value Index Fund          X
iShares NYSE 100 Index Fund                 X
iShares NYSE Composite Index Fund           X
iShares S&P North American Natural          X
  Resources
 Sector Index Fund
iShares S&P North American                  X
  Technology-
 Multimedia Networking Index Fund
iShares S&P North American                  X
  Technology-
 Semiconductors Index Fund
iShares S&P North American                  X
  Technology-
 Software Index Fund
iShares S&P North American                  X
  Technology Sector
 Index Fund



GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares FTSE China (HK Listed) Index        X
  Fund
iShares FTSE Developed Small Cap            X
  ex-North
 America Index Fund
iShares FTSE/Xinhua China 25 Index                       X
  Fund
iShares MSCI ACWI ex US Index Fund          X

GREG SAVAGE
                                                                             DOLLAR RANGE
                                        --------------------------------------------------------------------------------------
                                                                   $10,001       $50,001      $100,001      $500,001      OVER
                                         NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                    ------    ------------    ---------    ----------    ----------    ----------    -----
iShares MSCI ACWI Index Fund               X
iShares MSCI EAFE Growth Index Fund        X
iShares MSCI EAFE Index Fund               X
iShares MSCI EAFE Small Cap Index          X
  Fund
iShares MSCI EAFE Value Index Fund         X
iShares NYSE 100 Index Fund                X
iShares NYSE Composite Index Fund          X
iShares S&P North American Natural         X
  Resources
 Sector Index Fund
iShares S&P North American                 X
  Technology-
 Multimedia Networking Index Fund
iShares S&P North American                 X
  Technology-
 Semiconductors Index Fund
iShares S&P North American                 X
  Technology-
 Software Index Fund
iShares S&P North American                 X
  Technology Sector
 Index Fund



CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BGFA to State Street for the fiscal years noted:



                                                         CUSTODY,              CUSTODY,             CUSTODY,
                                                     ADMINISTRATION,       ADMINISTRATION,       ADMINISTRATION,
                                                     TRANSFER AGENCY       TRANSFER AGENCY       TRANSFER AGENCY
                                                         EXPENSES              EXPENSES             EXPENSES
                                          FUND         PAID DURING           PAID DURING           PAID DURING
                                       INCEPTION       FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
FUND                                      DATE     ENDED JULY 31, 2008   ENDED JULY 31, 2007   ENDED JULY 31, 2006
------------------------------------- ----------- --------------------- --------------------- --------------------
iShares FTSE China (HK Listed) Index    6/24/08         $      238            $      N/A           $      N/A
  Fund
iShares FTSE Developed Small Cap
ex-North America Index Fund            11/12/07             16,830               N/A                   N/A
iShares FTSE/Xinhua China 25 Index     10/05/04            810,282               967,582              445,777
  Fund
iShares MSCI ACWI ex US Index Fund      3/26/08              2,850               N/A                   N/A
iShares MSCI ACWI Index Fund            3/26/08              3,706               N/A                   N/A
iShares MSCI EAFE Growth Index Fund     8/01/05            174,111                96,890               88,492
iShares MSCI EAFE Index Fund            8/14/01          5,399,862             5,548,734            4,053,126
iShares MSCI EAFE Small Cap Index      12/10/07             18,158               N/A                   N/A
  Fund
iShares MSCI EAFE Value Index Fund      8/01/05            193,029               166,957              101,435
iShares NYSE 100 Index Fund             3/29/04             10,986                27,944                8,902
iShares NYSE Composite Index Fund       3/30/04             12,622                11,492                7,952
iShares S&P North American Natural
Resources Sector Index Fund            10/22/01            115,606                87,946               93,914
iShares S&P North American
Technology-
 Multimedia Networking Index Fund       7/10/01              6,901                12,521               19,525
iShares S&P North American
Technology-
 Semiconductors Index Fund              7/10/01             15,970                20,256               32,609
iShares S&P North American
Technology-
 Software Index Fund                    7/10/01             18,669                15,021               15,786
iShares S&P North American Technology
 Sector Index Fund                      3/13/01             25,273                23,738               24,509



DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:



                                                       COMPENSATION          COMPENSATION         COMPENSATION
                                          FUND         PAID DURING           PAID DURING           PAID DURING
                                       INCEPTION       FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
FUND                                      DATE     ENDED JULY 31, 2008   ENDED JULY 31, 2007   ENDED JULY 31, 2006
------------------------------------- ----------- --------------------- --------------------- --------------------
iShares FTSE China (HK Listed) Index    6/24/08          $ 1,043               $   N/A               $   N/A
  Fund
iShares FTSE Developed Small Cap
ex-North America Index Fund            11/12/07           27,027                 N/A                   N/A
iShares FTSE/Xinhua China 25 Index     10/05/04           40,069                49,647                38,532
  Fund
iShares MSCI ACWI ex US Index Fund      3/26/08            9,358                 N/A                   N/A
iShares MSCI ACWI Index Fund            3/26/08            9,358                 N/A                   N/A
iShares MSCI EAFE Growth Index Fund     8/01/05           40,069                49,647                38,532
iShares MSCI EAFE Index Fund            8/14/01           40,069                49,647                38,532
iShares MSCI EAFE Small Cap Index      12/10/07           22,748                 N/A                   N/A
  Fund
iShares MSCI EAFE Value Index Fund      8/01/05           40,069                49,647                38,532
iShares NYSE 100 Index Fund             3/29/04           40,069                49,647                38,532
iShares NYSE Composite Index Fund       3/30/04           40,069                49,647                38,532
iShares S&P North American Natural
Resources Sector Index Fund            10/22/01           40,069                49,647                38,532
iShares S&P North American
Technology-
 Multimedia Networking Index Fund       7/10/01           40,069                49,647                38,532
iShares S&P North American
Technology-
 Semiconductors Index Fund              3/13/01           40,069                49,647                38,532
iShares S&P North American
Technology-
 Software Index Fund                    7/10/01           40,069                49,647                38,532
iShares S&P North American Technology
 Sector Index Fund                      7/10/01           40,069                49,647                38,532




Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:



                                                       COMMISSIONS           COMMISSIONS           COMMISSIONS
                                          FUND         PAID DURING           PAID DURING           PAID DURING
                                       INCEPTION       FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
FUND                                      DATE     ENDED JULY 31, 2008   ENDED JULY 31, 2007   ENDED JULY 31, 2006
------------------------------------- ----------- --------------------- --------------------- --------------------
iShares FTSE China (HK Listed) Index    6/24/08         $       46            $      N/A           $      N/A
  Fund
iShares FTSE Developed Small Cap
ex-North America Index Fund            11/12/07              2,389               N/A                   N/A
iShares FTSE/Xinhua China 25 Index     10/05/04          1,677,805             1,442,978              888,433
  Fund
iShares MSCI ACWI ex US Index Fund      3/26/08                361               N/A                   N/A
iShares MSCI ACWI Index Fund            3/26/08              2,470               N/A                   N/A
iShares MSCI EAFE Growth Index Fund     8/01/05            227,418                60,793               10,191
iShares MSCI EAFE Index Fund            8/14/01          4,759,223             2,076,596            1,640,229
iShares MSCI EAFE Small Cap Index      12/10/07             10,374               N/A                   N/A
  Fund
iShares MSCI EAFE Value Index Fund      8/01/05            268,205               173,771               18,585
iShares NYSE 100 Index Fund             3/29/04              9,200                18,141                3,905
iShares NYSE Composite Index Fund       3/30/04              9,515                11,364                2,276
iShares S&P North American
Technology-
 Multimedia Networking Index Fund       7/10/01             63,456               160,924              134,597
iShares S&P North American
Technology-Semiconductors Index Fund    7/10/01             39,463                95,457               17,582
iShares S&P North American
Technology-Software Index Fund          7/10/01             72,073                49,058               25,738
iShares S&P North American Technology
 Sector Index Fund                      3/13/01             22,882                60,866                8,711
iShares S&P North American Natural
Resources Sector Index Fund            10/22/01            123,965               222,020               71,466



The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's fiscal year ended July 31, 2008:



                                                                                    MARKET VALUE
FUND                                   ISSUER                                       OF INVESTMENT
-----------------------------------    ----------------------------------------    --------------
iShares MSCI ACWI ex US Index Fund     Royal Bank of Scotland Group plc (The)         $226,087
                                       UBS AG                                          211,676
                                       Deutsche Bank AG                                210,124
                                       Credit Suisse Group                             146,975
                                       Societe Generale                                142,382
                                       Nomura Holdings, Inc.                            94,777
iShares MSCI ACWI Index Fund           JPMorgan Chase & Co.                            687,785
                                       Bank of America Corp.                           683,267
                                       Citigroup, Inc.                                 505,378
                                       Goldman Sachs Group, Inc. (The)                 359,246
                                       UBS AG                                          309,278
                                       Credit Suisse Group                             304,420
                                       Deutsche Bank AG                                249,918
                                       Royal Bank of Scotland Group plc (The)          233,452
                                       Morgan Stanley                                  214,771

                                                                                    MARKET VALUE
FUND                                   ISSUER                                       OF INVESTMENT
-----------------------------------    ----------------------------------------    --------------
                                       Nomura Holdings, Inc.                             186,638
                                       Societe Generale                             $    143,409
iShares MSCI EAFE Index Fund           Royal Bank of Scotland Group plc (The)        225,831,966
                                       UBS AG                                        195,386,483
                                       Credit Suisse Group                           187,529,623
                                       Deutsche Bank AG                              167,348,004
                                       Societe Generale                              151,452,992
                                       Nomura Holdings, Inc.                          91,855,203
iShares MSCI EAFE Value Index Fund     Royal Bank of Scotland Group plc (The)         10,602,717
                                       UBS AG                                          9,075,673
                                       Credit Suisse Group                             8,533,269
                                       Deutsche Bank AG                                7,585,669
                                       Societe Generale                                6,967,483
                                       Nomura Holdings, Inc.                           3,753,179
iShares NYSE Composite Index Fund      Bank of America Corp.                           1,000,226
                                       JPMorgan Chase & Co.                              945,379
                                       Citigroup, Inc.                                   685,624
                                       Royal Bank of Scotland Group plc (The)            442,765
                                       Goldman Sachs Group, Inc. (The)                   441,328
                                       UBS AG                                            366,929
                                       Credit Suisse Group                               348,761
                                       Deutsche Bank AG                                  321,708
                                       Morgan Stanley                                    267,477
                                       Nomura Holdings, Inc.                             186,250
                                       Merrill Lynch & Co., Inc.                         161,126
                                       Lehman Brothers Holdings, Inc.                     77,909
iShares NYSE 100 Index Fund            Bank of America Corp.                           2,185,711
                                       JPMorgan Chase & Co.                            2,045,436
                                       Citigroup, Inc.                                 1,483,407
                                       Goldman Sachs Group, Inc. (The)                   966,210
                                       Morgan Stanley                                    578,935
                                       Merrill Lynch & Co., Inc.                         329,314



The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:



FUND                                   FISCAL YEAR ENDED JULY 31, 2008   FISCAL YEAR ENDED JULY 31, 2007
------------------------------------- --------------------------------- --------------------------------
iShares FTSE China (HK Listed) Index                   1%                             N/A
  Fund
iShares FTSE Developed Small Cap                      10%                             N/A
  ex-North America Index Fund
iShares FTSE/Xinhua China 25 Index                    24%                               36%
  Fund
iShares MSCI ACWI ex US Index Fund                     2%                             N/A
iShares MSCI ACWI Index Fund                           2%                             N/A
iShares MSCI EAFE Growth Index Fund                   37%                               28%
iShares MSCI EAFE Index Fund                          12%                                5%
iShares MSCI EAFE Small Cap Index                     15%                             N/A
  Fund
iShares MSCI EAFE Value Index Fund                    28%                               21%
iShares NYSE 100 Index Fund                           15%                               10%
iShares NYSE Composite Index Fund                      5%                                7%
iShares S&P North American Natural                     8%                               18%
  Resources Sector Index Fund
iShares S&P North American
Technology-Multimedia Networking
 Index Fund                                           23%                               53%
iShares S&P North American
Technology-Semiconductors Index
 Fund                                                 14%                               25%
iShares S&P North American                            18%                               25%
  Technology-Software Index Fund
iShares S&P North American                             6%                               20%
  Technology Sector Index Fund



Additional Information Concerning the Trust
SHARES. The Trust currently consists of more than 140 separate investment portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units
GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. Each of the iShares NYSE 100 Index Fund, iShares NYSE Composite Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund and iShares S&P North American Technology-Software Index Fund is hereinafter referred to as a "Domestic Fund." All other Funds discussed in this SAI are hereinafter referred to as "Foreign Funds." Orders to create Creation Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Units of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
 The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the "Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of Funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

PLACEMENT OF CREATION ORDERS FOR FOREIGN FUNDS. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

ISSUANCE OF A CREATION UNIT. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional variable charges:



                                           STANDARD CREATION       MAXIMUM ADDITIONAL
FUND                                        TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     -------------------     -------------------
iShares FTSE China (HK Listed) Index            $ 1,800                    3.0%
  Fund
iShares FTSE Developed Small Cap                  3,300                    3.0%
  ex-North America Index Fund
iShares FTSE/Xinhua China 25 Index                1,300                    3.0%
  Fund
iShares MSCI ACWI ex US Index Fund               11,700                    3.0%
iShares MSCI ACWI Index Fund                      7,800                    3.0%
iShares MSCI EAFE Index Fund                     15,000                    3.0%
iShares MSCI EAFE Growth Index Fund              12,800                    3.0%
iShares MSCI EAFE Small Cap Index                14,000                    3.0%
  Fund
iShares MSCI EAFE Value Index Fund               13,200                    3.0%
iShares NYSE 100 Index Fund                         500                    3.0%
iShares NYSE Composite Index Fund                   500                    3.0%
iShares S&P North American Natural                  500                    3.0%
  Resources Sector Index Fund
iShares S&P North American                          200                    3.0%
Technology-Multimedia Networking
  Index Fund
iShares S&P North American                          250                    3.0%
  Technology-Semiconductor Index Fund
iShares S&P North American                          250                    3.0%
  Technology-Software Index Fund
iShares S&P North American                          500                    3.0%
  Technology Sector Index Fund



-------
*     As a percentage of the amount invested.

REDEMPTION OF SHARES IN CREATION UNITS. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the

Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. The redemption transaction fees for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional variable charges:



                                           STANDARD REDEMPTION       MAXIMUM ADDITIONAL
FUND                                         TRANSACTION FEE          VARIABLE CHARGE*
-------------------------------------     ---------------------     -------------------
iShares FTSE China (HK Listed) Index               1,800                     2.0%
  Fund
iShares FTSE Developed Small Cap                   3,300                     2.0%
  ex-North America Index Fund
iShares FTSE/Xinhua China 25 Index                 1,300                     2.0%
  Fund
iShares MSCI ACWI ex US Index Fund                11,700                     2.0%
iShares MSCI ACWI Index Fund                       7,800                     2.0%
iShares MSCI EAFE Index Fund                      15,000                     2.0%
iShares MSCI EAFE Growth Index Fund               12,800                     2.0%
iShares MSCI EAFE Small Cap Index                 14,000                     2.0%
  Fund
iShares MSCI EAFE Value Index Fund                13,200                     2.0%
iShares NYSE 100 Index Fund                          500                     2.0%
iShares NYSE Composite Index Fund                    500                     2.0%
iShares S&P North American Natural                   500                     2.0%
  Resources Sector Index Fund
iShares S&P North American                           200                     2.0%
Technology-Multimedia Networking
  Index Fund
iShares S&P North American                           250                     2.0%
  Technology-Semiconductor Index Fund
iShares S&P North American                           250                     2.0%
  Technology-Software Index Fund
iShares S&P North American                           500                     2.0%
  Technology Sector Index Fund



-------
*     As a percentage of the amount invested.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

PLACEMENT OF REDEMPTION ORDERS FOR FOREIGN FUNDS. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Foreign Funds.

In order to take delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (I.E., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Fund may trade on days that the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of such Foreign Funds could be significantly affected by events in the relevant foreign markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practice, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2008



                      ARGENTINA
------------
January 1   May 1       November 6    December 31
March 20    June 6      December 8
March 21    July 9      December 24
March 31    August 18   December 25



                    AUSTRALIA
-------------
January 1    March 21   May 19     August 13
January 28   March 24   June 2     October 6
March 3      April 25   June 9     November 4
March 10     May 5      August 4   December 25
                                   December 26



                 AUSTRIA
------------
January 1   May 12       December 24
March 21    May 22       December 25
March 24    August 15    December 26
May 1       December 8   December 31



                BELGIUM
------------
January 1   May 2       November 11
March 21    May 17      December 25
March 24    July 21     December 26
May 1       August 15



                       BRAZIL
-------------
January 1    March 21   July 9        December 31
January 25   April 21   November 20
February 4   May 1      December 24
February 5   May 22     December 25



                        CANADA
--------------
January 1     May 21     September 3   December 26
January 2     June 25    October 8
February 19   July 2     November 12
April 6       August 6   December 25



                   CHILE
------------
January 1   August 15      December 25
March 21    September 18   December 31
May 1       September 19
May 21      December 8



                         CHINA
-------------
January 1    February 11   May 7         October 6
January 21   February 12   May 26        October 7
February 4   February 13   July 4        October 13
February 5   May 1         September 1   November 11
February 6   May 2         October 1     November 27
February 7   May 5         October 2     December 25
February 8   May 6         October 3



            THE CZECH REPUBLIC
----------------------------------------
January 1   October 28    December 26
March 24    November 17   December 31
May 1       December 24
May 8       December 25



                DENMARK
------------
January 1   April 18   December 24
March 20    May 1      December 25
March 21    May 12     December 26
March 24    June 5     December 31



                       EGYPT
-------------
January 1    April 27   July 23     December 7
January 7    April 28   October 1   December 8
January 10   May 1      October 2   December 9
March 20     July 1     October 6   December 29

                 FINLAND
------------
January 1   June 20       December 31
March 21    December 24
March 24    December 25
May 1       December 26



                  FRANCE
------------
January 1   May 8         December 25
March 21    June 14       December 26
March 24    August 15
May 1       November 11



                       GERMANY
-------------
January 1    May 1       October 3     December 31
February 4   May 12      December 24
March 21     May 22      December 25
March 24     August 15   December 26



                       GREECE
------------
January 1   March 25   June 16       December 26
March 10    April 25   August 15
March 21    April 28   October 28
March 24    May 1      December 25



                      HONG KONG
----------------------------------------------------
January 1    March 24   July 1         December 25
February 6   April 4    September 15   December 26
February 7   May 1      October 1      December 31
February 8   May 12     October 7
March 21     June 9     December 24



                 HUNGARY
------------
January 1   May 12       December 24
March 24    August 20    December 25
May 1       October 23   December 26
May 2       October 24



                         INDIA
-------------
January 19   April 14    August 19      October 30
January 26   April 18    August 22      November 12
March 6      May 1       September 3    November 13
March 21     May 20      September 30   December 9
March 22     June 30     October 2      December 25
April 1      July 1      October 9
April 7      August 15   October 28



                       INDONESIA
-------------
January 1    April 7     September 29   December 25
January 10   May 1       October 1      December 26
January 11   May 20      October 2      December 29
February 7   July 28     October 3      December 31
March 20     July 30     December 8
March 21     August 18   December 24



                      IRELAND
------------
January 1   May 1      October 27    December 29
March 17    May 5      December 24
March 21    June 2     December 25
March 24    August 4   December 26



                       ISRAEL
-----------
March 21   June 9         October 8    October 21
April 20   August 10      October 9
May 7      September 29   October 13
May 8      September 30   October 14
June 8     October 1      October 20



                  ITALY
------------
January 1   June 2        December 25
March 21    August 15     December 26
April 25    December 8    December 31
May 1       December 24



                          JAPAN
-------------
January 1    February 11   July 21        November 3
January 2    March 20      September 15   November 24
January 3    April 29      September 23   December 23
January 14   May 5         October 13     December 31



                   MEXICO
-------------
January 1    March 21       November 20
February 4   May 1          December 12
March 17     September 16   December 25
March 20     November 17



      THE NETHERLANDS
--------------------------
January 1   May 1
March 21    May 12
March 24    December 25
April 30    December 26

               NEW ZEALAND
----------------------------------------
January 1    February 6   June 2
January 2    March 21     October 27
January 21   March 24     December 25
January 28   April 25     December 26



                  NORWAY
------------
January 1   May 1         December 26
March 20    May 12        December 31
March 21    December 24
March 24    December 25



                  PERU
------------
January 1   July 28      December 24
March 20    July 29      December 25
March 21    October 8    December 31
May 1       December 8



              THE PHILIPPINES
------------------------------------------
January 1     June 12       December 25
February 25   August 21     December 30
March 20      October 1     December 31
March 21      December 24



                      PORTUGAL
-------------
January 1    April 25   June 13       December 25
February 5   May 1      December 1    December 26
March 21     May 22     December 8
March 24     June 10    December 24



                      RUSSIA
------------
January 1   January 7     March 10   June 12
January 2   January 8     May 1      June 13
January 3   January 9     May 2      November 3
January 4   February 25   May 9      November 4



                     SINGAPORE
-------------
January 1    May 1      October 1    December 17
February 7   May 19     October 27   December 25
February 8   May 20     October 28
March 21     August 9   December 8



               SOUTH AFRICA
-----------------------------------------
January 1   May 1          December 25
March 21    June 16        December 26
March 24    September 24
April 28    December 16



                     SOUTH KOREA
---------------------------------------------------
January 1    April 10   July 17       December 31
February 6   May 1      August 15
February 7   May 5      September 5
February 8   May 12     October 3
April 9      June 6     December 25



                       SPAIN
------------
January 1   March 24   July 25       December 26
January 7   May 1      August 15
March 20    May 2      December 8
March 21    May 15     December 25



                  SWEDEN
------------
January 1   June 6        December 26
March 21    June 20       December 31
March 24    December 24
May 1       December 25



                     SWITZERLAND
------------
January 1   May 1       September 11   December 31
January 2   May 12      December 8
March 19    May 22      December 24
March 21    August 1    December 25
March 24    August 15   December 26



                  TAIWAN
-------------
January 1    February 7    April 4
February 4   February 8    May 1
February 5   February 11   June 9
February 6   February 28   October 10

                      THAILAND
--------------
January 1     April 15   July 1       December 5
February 20   May 1      July 18      December 10
April 7       May 5      August 12
April 14      May 20     October 23



                          TURKEY
---------------
January 1      September 30   October 28   December 10
April 23       October 1      October 29   December 11
May 19         October 2      December 8   December 12
September 29   October 3      December 9



     THE UNITED KINGDOM
--------------------------
January 1   May 26
March 21    August 25
March 24    December 25
May 5       December 26



             THE UNITED STATES
------------------------------------------
January 1     May 26        November 11
January 21    July 4        November 27
February 18   September 1   December 25
March 21      October 13



2009



                    ARGENTINA
------------
January 1   May 1     August 17    December 24
April 6     May 25    October 12   December 25
April 9     June 15   November 6   December 31
April 10    July 9    December 8



                      AUSTRALIA
-------------
January 1    April 13   June 8         November 3
January 26   April 27   August 3       December 25
March 2      May 4      August 12      December 28
March 9      May 18     September 28
April 10     June 1     October 5



                      AUSTRIA
------------
January 1   May 1     October 26    December 31
January 6   May 21    December 8
April 10    June 1    December 24
April 13    June 11   December 25



               BELGIUM
------------
January 1   May 21    November 2
April 10    May 22    November 11
April 13    June 1    December 25
May 1       July 21



                        BRAZIL
--------------
January 1     April 10   July 9        November 20
January 20    April 21   September 7   December 24
February 23   May 1      October 12    December 25
February 24   June 11    November 2    December 31



                        CANADA
--------------
January 1     May 18     September 7   December 28
January 2     June 24    October 12
February 16   July 1     November 11
April 10      August 3   December 25



                   CHILE
------------
January 1   June 8         December 8
April 10    June 29        December 25
May 1       September 18   December 31
May 21      October 12



                         CHINA
-------------
January 1    February 2    May 7         October 7
January 19   February 3    May 25        October 12
January 26   February 16   September 7   November 11
January 27   May 1         October 1     November 26
January 28   May 4         October 2     December 25
January 29   May 5         October 5
January 30   May 6         October 6



            THE CZECH REPUBLIC
-----------------------------------------
January 1   May 8          November 17
January 2   July 6         December 24
April 13    September 28   December 25
May 1       October 28     December 31

               DENMARK
------------
January 1   May 8    December 24
April 9     May 21   December 25
April 10    June 1   December 31
April 13    June 5



                          EGYPT
------------
January 1   April 20       September 21   November 29
January 7   July 1         September 22
March 9     July 23        October 6
April 19    September 20   November 26



                 FINLAND
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                  FRANCE
------------
January 1   May 8         December 25
April 10    May 21
April 13    July 14
May 1       November 11



                 GERMANY
--------------
January 1     April 13   June 11
January 6     May 1      December 24
February 23   May 21     December 25
April 10      June 1     December 31



                GREECE
------------
January 1   April 10   May 1
January 6   April 13   June 8
March 2     April 17   October 28
March 25    April 20   December 25



                HONG KONG
---------------------------------------
January 1    April 13    October 26
January 26   May 1       December 24
January 27   May 28      December 25
January 28   July 1      December 31
April 10     October 1



                 HUNGARY
------------
January 1   June 1       December 24
January 2   August 20    December 25
April 13    August 21
May 1       October 23



                         INDIA
--------------
January 8     April 3    July 1         October 2
January 26    April 7    August 15      October 17
February 23   April 10   August 19      October 19
March 10      April 14   August 22      November 2
March 11      May 1      September 21   November 28
March 27      May 9      September 28   December 25
April 1       June 30    September 30   December 28



                        INDONESIA
-------------
January 1    April 10       September 22   December 18
January 26   May 21         September 23   December 24
March 9      July 20        September 24   December 25
March 26     August 17      September 25   December 31
March 27     September 21   November 27



                      IRELAND
------------
January 1   May 1      October 26    December 29
March 17    May 4      December 24
April 10    June 1     December 25
April 13    August 3   December 28



                ISRAEL
-----------
March 10   April 28   September 20
April 8    April 29   September 27
April 9    May 28     September 28
April 14   May 29
April 15   July 30



                  ITALY
------------
January 1   May 1        December 24
January 6   June 2       December 25
April 10    June 29      December 31
April 13    December 8

                           JAPAN
--------------
January 1     April 29       September 22   December 23
January 2     May 4          September 23   December 31
January 12    May 5          October 12
February 11   July 20        November 3
March 20      September 21   November 23



                   MEXICO
-------------
January 1    April 9        November 2
February 2   April 10       November 16
February 5   May 1          November 20
March 16     September 16   December 25



      THE NETHERLANDS
--------------------------
January 1   May 1
April 10    May 21
April 13    June 1
April 30    December 25



               NEW ZEALAND
----------------------------------------
January 1    February 6   October 26
January 2    April 10     December 25
January 19   April 13     December 28
January 26   June 1



                  NORWAY
------------
January 1   May 1         December 25
April 9     May 21        December 31
April 10    June 1
April 13    December 24



                  PERU
------------
January 1   June 29     December 8
April 9     July 28     December 24
April 10    July 29     December 25
May 1       October 8   December 31



                     THE PHILIPPINES
--------------------------------------------------------
January 1     May 1          November 2    December 30
February 25   June 12        November 30   December 31
April 9       August 21      December 24
April 10      September 21   December 25



                 PORTUGAL
--------------
January 1     May 1       December 1
February 24   June 10     December 8
April 10      June 11     December 24
April 13      October 5   December 25



                       RUSSIA
------------
January 1   January 7     May 1        November 6
January 2   January 8     May 11
January 5   February 23   June 12
January 6   March 9       November 4



                 SINGAPORE
-------------
January 1    May 1          October 17
January 26   May 9          November 27
January 27   August 10      December 25
April 10     September 21



               SOUTH AFRICA
-----------------------------------------
January 1   May 1          December 16
April 10    June 16        December 25
April 13    August 10
April 27    September 24



         SOUTH KOREA
---------------------------
January 1    July 17
January 26   October 2
January 27   December 25
May 1        December 31
May 5



                       SPAIN
------------
January 1   April 10   October 12   December 25
January 6   April 13   November 2
March 19    May 1      November 9
April 9     May 15     December 8



                  SWEDEN
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24

                     SWITZERLAND
------------
January 1   April 13   June 29        December 31
January 2   May 1      September 10
January 6   May 21     December 8
March 19    June 1     December 24
April 10    June 11    December 25



               TAIWAN
-------------
January 1    January 27   May 28
January 22   January 28
January 23   January 29
January 26   May 1



                      THAILAND
-------------
January 1    April 14   July 1       December 10
January 2    April 15   July 8       December 31
February 9   May 1      August 12
April 6      May 5      October 23
April 13     May 11     December 7



                    TURKEY
---------------
January 1      September 22   November 27
April 23       October 28     November 30
May 19         October 29
September 21   November 26



     THE UNITED KINGDOM
--------------------------
January 1   May 25
April 10    August 31
April 13    December 25
May 4       December 26



             THE UNITED STATES
------------------------------------------
January 1     May 25        October 12
January 19    July 3        November 11
February 16   July 4        November 26
April 10      September 7   December 25

REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Funds. In the calendar year 2008 and 2009*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:



  2008
  Denmark   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Finland   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Japan     12/26/08   01/05/09   10
            12/29/08   01/06/09   8
            12/30/08   01/07/09   8
  Norway    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Sweden    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  2009
  Denmark   04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Ireland   12/21/09   12/30/09   9
            12/22/09   12/31/09   9
            12/23/09   01/04/10   12
  Japan     09/16/09   09/24/09   8
            09/17/09   09/25/09   8
            09/18/09   09/26/09   8
  Norway    04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Spain     04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8


-------

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.


Taxes

REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The following Funds had tax basis net capital loss carryforwards as of July 31, 2008, the tax year-end for the Funds:




                       EXPIRING    EXPIRING      EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING
FUND                     2010        2011          2012        2013        2014         2015          2016         TOTAL
--------------------- ---------- ------------ ------------- ---------- ------------ ------------ ------------- -------------
iShares FTSE China     $      -   $        -   $         -   $      -   $        -   $        -   $         -   $         -
 (HK Listed) Index
 Fund
iShares FTSE                  -            -             -          -            -            -             -             -
 Developed Small
 Cap ex-North
 America Index
 Fund
iShares FTSE/Xinhua           -            -             -          -    3,332,711            -       451,243     3,783,954
 China 25 Index
 Fund
iShares MSCI ACWI             -            -             -          -            -            -             -             -
 ex US Index Fund
iShares MSCI ACWI             -            -             -          -            -            -             -             -
 Index Fund
iShares MSCI EAFE             -            -             -          -            -            -     2,756,980     2,756,980
 Growth Index
 Fund
iShares MSCI EAFE             -            -    17,452,072    150,352            -            -             -    17,602,424
 Index Fund
iShares MSCI EAFE             -            -             -          -            -            -             -             -
 Small Cap Index
 Fund
iShares MSCI EAFE             -            -             -          -            -            -     3,201,806     3,201,806
 Value Index Fund
iShares NYSE                  -            -             -          -            -        8,687       506,184       514,871
 Composite Index
 Fund
iShares NYSE 100              -            -        25,021          -      208,513      123,690       775,077     1,132,301
 Index Fund
iShares S&P North             -      256,427       187,450          -    1,870,831      785,924     2,497,939     5,598,571
 American Natural
 Resources Sector
 Index Fund
iShares S&P North       638,692    1,579,887     2,523,700    143,622      184,019    1,580,603       850,629     7,501,152
 American
 Technology Sector
 Index Fund
iShares S&P North       130,370    5,798,354     3,242,309    981,871    4,629,661    8,142,402    20,065,788    42,990,755
 American
 Technology-
 Multimedia
 Networking Index
 Fund
iShares S&P North       175,882      472,453       510,075      2,373    1,635,360    5,309,649    17,237,123    25,342,915
 American
 Technology-
 Semiconductors
 Index Fund
iShares S&P North             -      797,714       761,567          -       38,268    2,827,824       289,827     4,715,200
 American
 Technology-
 Software Index
 Fund



TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been

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paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date a Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

SALES OF SHARES. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets

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in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


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As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not from U.S. REITs) and certain foreign corporations (E.G., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China (but not with Hong Kong, which is regarded as a separate jurisdiction for United States tax purposes), the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to use foreign tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

CORPORATE DIVIDENDS RECEIVED DEDUCTION. The Funds do not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

EXCESS INCLUSION INCOME. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified


                                       72

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organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

FOREIGN INVESTMENTS. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Each Fund, but in particular the Foreign Funds, may be subject to foreign income taxes withheld at the source. A Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and
(ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, shareholders must treat as foreign source gross income (i) their proportionate shares of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable


                                       73

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under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.


In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For foreign shareholders of a Fund, a distribution attributable to a Fund's sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund's assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund's assets are invested in REITs and other U.S. real property holding corporations. After December 31, 2009, distributions by a Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund.

Disposition of Fund shares by foreign shareholders on or before December 31, 2009 will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund's assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December 31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Fund is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund's participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder's shares of the Fund will cause the Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund's adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or


                                       74

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none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as "short-term capital gains dividends" or "long-term capital gains dividends" may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder;
(ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.


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BGI-SAI-07-1208^